     RECORDING REQUESTED BY                            EXHIBIT 10.82

     UNIVERSAL TITLE COMPANY                        [RECORDER STAMP]

     AND WHEN RECORDED MAIL TO:

     TIME OUT, LLC
     2339 N. Euclid Avenue
     Upland, CA  91784


     Order No.           Escrow No.  12243-MC

_____________________________________________________________________________
A.P.N. 0237-054-19-0-000        Space above the line is for recorder's use

               SHORT FORM DEED OF TRUST WITH ASSIGNMENT OF RENTS
      (THIS DEED OF TRUST CONTAINS AN IRREVOCABLE APPOINTMENT OF TRUSTEE)

BY THIS DEED OF TRUST, made this   29th        day of      October, 1999,
between Llo Gas, Inc.

                                    , herein called TRUSTOR, whose address is
23805 Stuart Ranch Road          Malibu            CA           90265
and SBS TRUST DEED NETWORK, a California corporation herein called TRUSTEE, and

TIME OUT, L.L.C.
                                         , herein called BENEFICIARY,
Trustor grants, transfers, and assigns to trustee in trust, with power of sale,
that property in City of Fontana          San Bernardino County, California,
described as:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF FOR LEGAL DESCRIPTION

SEE RIDER TO DEED OF TRUST ATTACHED HERETO


THIS DEED OF TRUST IS THIRD AND SUBORDINATE TO A FIRST DEED OF TRUST NOW OF RECORD AND A SECOND DEED OF TRUST RECORDING CONCURRENTLY HEREWITH


Together with the rents, issues and profits thereof, subject, however, to the right, power and authority hereinafter given to and countered upon Beneficiary to collect and apply such rents, issues and profits.

For the Purpose of Securing:
(1) Payment of the indebtedness evidenced by one promissory note in the principal sum of $300,000.00 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and extensions or renewals thereof, (2) the performance of each agreement of Trustor incorporated by reference or contained herein, (3) Payment of additional sums and interest thereon which may hereunder be loaned to Trustor, of his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.
Form No. TD 301 (9/94)                 Initial:  /s/ JC
                                                 ------
                                 Page 1 of 1
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To protect the security of this Deed of Trust, and will respect to the property above, described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious deed of trust recorded in Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely.

[ILLEGIBLE]

shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivision A and B, (identical in all counties and printed on the reverse side of page one hereof) are by within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefore does not exceed the maximum allowed by law.

The undersigned Trustor requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at the address hereinbefore set forth.

STATE OF CALIFORNIA
COUNTY OF            Orange    )SS   Llo-Gas, Inc., a Delaware Corporation
                     ------          -------------------------------------

On   October 29, 1999    , before me,    /s/ John Castellucci
     ----------------                   ----------------------------------
                                        By:  John Castellucci, CEO/Chairman

     Mildred N. Cork,     a notary public ___________________________________
     ---------------

personally appeared   JOHN CASTELLUCCI
                      ----------------


personally known to me (or provided to me on the bases of
satisfactory evidence) to be the person(s) whose name(s)
is/are subscribed to the within instrument and acknowledged      [NOTARY STAMP]
to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument

WITNESS my hand and official seal

Signature:  /s/  Mildred N. Cork        (this area for official notary seal)
            --------------------

________________________________________________________________________________
APN                                     ESCROW NO.


                                 Page 2 of 2
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                         RIDER TO NOTE & DEED OF TRUST

1) In addition to being secured by trust deeds against 16096 Slover Avenue, Fontana, CA 92335, seller's $300,000 note, executed by Llo-Gas, Inc. (John Castallucci, CEO) & John Castallucci personally, and seller's $300,000 note, executed by Llo-Gas, Inc. (John Castallucci, CEO), each and together, are to be secured by a second trust deed against each of the following real properties, which are being acquired by or are owned by Llo-Gas, Inc. or by John Castallucci in fee:

            ADDRESS                      CITY         COUNTY       STATE    ZIP     TYPE

1)  3817 W. Third St.              Los Angeles        Los Angeles   CA      90020   ARCO am/pm

2)  3366 N. San Gabriel Blvd.      Rosemead           Los Angeles   CA      91770   ARCO

3)  4100 California Ave.           Bakersfield        Kern          CA      93309   ARCO am/pm

4)  13001 Stockdale Hwy            Bakersfield        Kern          CA      93312   ARCO am/pm

5)  64200 20th St.                 No. Palm Springs   Riverside     CA      92258   ARCO am/pm

6)  240 Commerce Dr.               Mammoth Lakes      Mono          CA      93546   ARCO cdloc

7)  702 W. Broadway                Phoenix            Maricopa      AZ      85032   ARCO am/pm


2) It is further agreed that with each $50,000 principal reduction of said notes, either or together, seller will release (reconvey) one of above additional securing properties of buyer's choice, except that $100,000 principal reduction of said notes, either or together, is required to release (reconvey) each of the above properties #'s 5, or 6, $200,000 for 4.

3) ACCELERATION CLAUSE. The following is applicable to each seller note and securing property of each deed of trust: The payment of the entire unpaid balance of principal may be accelerated by the holder at holder's option, except as expressly limited by law, if the maker or maker's successor without the holder's prior written consent does any of the following: (A) Fails to make any payments of interest or principal when due or defaults in any of the covenants and conditions contained in the notes or securing deeds of trust or any prior encumbrance, (B) Causes or permits or accepts any modification or extension of any prior encumbrance following recording of same, (C) Sells, conveys or alienates all or any part of the situs real property, (D) Suffers the title or any interest in the secured property to be divested, whether voluntarily or involuntarily, (E) Is a corporation with fewer than 100 stockholders at the date of execution of these notes and deeds of trust and more than 50% of its capital stock is sold, transferred or assigned during a 12-month period, except that Llo-Gas, Inc. may be merged into or acquired by Discovery Investments, Inc. (DCIV, OTC).

Llo-Gas, inc., a Delaware Corp.

/s/ John Castellucci                    /s/John Castellucci
John Castellucci, CEO/Chairman          John Castellucci, personally